Exhibit 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Global Mainframe Corp. (the "Company") on Form 20-F for the period ended April 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the
 "Report"), I, David Crombie, Chief Financial Officer (Principal
Accounting Officer), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  November 13, 2007


/s/ David Crombie
Name: David Crombie
Title:  Chief Financial Officer (Principal Accounting Officer)